UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: July 21, 2025

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Chief Legal & Strategy Officer and General Counsel

Effective July 21, 2025, Eric Lentell, was promoted to Chief Legal & Strategy Officer of Archer Aviation Inc., (the “Company”) responsible for the Company’s legal, government affairs and corporate strategy functions. Mr. Lentell joined the Company in June 2021 and has served as the Company’s General Counsel and Corporate Secretary since March 2024. No change to Mr. Lentell’s compensation was made in connection with this appointment.

On the same date, Aaron Goodman joined the Company as its General Counsel and Corporate Secretary. Mr. Goodman has over twenty years of experience advising companies on business and legal strategy with a focus on complex litigation. Most recently, Mr. Goodman was a partner for nearly six years at the international law firm Baker McKenzie LLP, where he was a partner in the firm’s Litigation & Government Enforcement, Global Compliance & Investigations, Securities, and Trade Secrets groups, as well as a member of the North America Trial Team. Prior to that, Mr. Goodman spent a decade at DLA Piper practicing in its litigation, class action, and enforcement groups. Mr. Goodman earned his J.D. and M.B.A. from Arizona State University and his B.A. from the University of Southern California.

Item 8.01 Other Events.

Ruling on Motions to Dismiss Stockholder Class Action

As previously disclosed, the Company and the Company’s founder and Chief Executive Officer, Adam Goldstein, were included as defendants in a consolidated stockholder class action lawsuit (In re Archer Aviation Inc. Stockholder Litigation, Consolidated C.A. No. 2024-0527-LWW) pending in the Delaware Court of Chancery (the “Court”) relating to the business combination effected in September 2021 of Archer Aviation Inc. (“Legacy Archer”), Atlas Crest Investment Corp. (“Atlas”), and a direct, wholly-owned subsidiary of Atlas. Pursuant to the terms of the business combination agreement between the parties, a business combination of Legacy Archer and Atlas was completed, with Legacy Archer surviving the merger as a wholly-owned subsidiary of Atlas. Following these transactions, Legacy Archer changed its name to Archer Aviation Operating Corp., and Atlas changed its name to Archer Aviation Inc. and it became the successor registrant with the Securities and Exchange Commission. The operative complaint in the action asserts claims against the defendants for breaches of fiduciary duties, aiding and abetting breaches of fiduciary duties, and unjust enrichment.

All defendants filed motions to dismiss the complaint. In response to such motions to dismiss, the plaintiffs voluntarily dismissed their claims against two Atlas directors. Oral argument on the remaining defendants’ motions to dismiss was held on April 17, 2025 and the Court issued a bench ruling on July 21, 2025, granting in part and denying in part the motions to dismiss. The Court dismissed all claims asserted against certain defendants, including among others, Mr. Goldstein, Legacy Archer, an Atlas director, and Moelis & Company LLC and its affiliate. The Court also addressed the sufficiency of the plaintiffs’ allegations concerning the pre-merger disclosures that underlie the plaintiffs’ fiduciary duty and unjust enrichment claims, ruling that certain allegations were not adequately pleaded, thereby narrowing the scope of the fiduciary duty and unjust enrichment claims against the remaining defendants, which the Company believes that it has substantial defenses against. A schedule governing further proceedings has not yet been agreed upon by the parties or ordered by the Court. The Company intends to continue to vigorously defend this matter and currently does not expect it will have a significant impact on its business.

Forward-looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, including statements regarding actions the Company may take following the Court’s ruling, potential impact on its business, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. The risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025 and the Company’s Current Report on Form 8-K, filed with the SEC on June 13, 2025. Any forward-looking statements contained herein are based on assumptions that the Company believes to be reasonable as of the date of they were made. The Company undertakes no obligation to update these statements as a result of new information or future events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: July 25, 2025	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	Chief Legal & Strategy Officer